Consent of Independent Auditors
To the Board of Directors
American Fidelity Assurance Company and
Contract Owners
 American Fidelity Separate Account B:
We consent to the use of our report dated April 19, 2018, with respect to the statutory statements of admitted assets, liabilities and capital and surplus of American Fidelity Assurance Company as of December 31, 2017 and 2016, and the related statutory statements of operations, capital and surplus, and cash flow for each of the years in the three‑year period ended December 31, 2017, and the related notes to the statutory financial statements and related schedules I, III, and IV included in the Statement of Additional Information, which is part of the Registration Statement under the Securities Act of 1933 on Form N‑4 dated April 27, 2018, and to the reference to our firm under the heading "Custodian and Independent Registered Public Accounting Firm", included in the Statement of Additional Information, which is part of the Registration Statement under the Securities Act of 1933 on Form N‑4 dated April 27, 2018.
Our report dated April 19, 2018, includes explanatory language that states that American Fidelity Assurance Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, our report states that the statutory financial statements are not presented in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices prescribed or permitted by the Oklahoma Insurance Department.
/s/KPMG, LLP
Oklahoma City, Oklahoma
 April 27, 2018